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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------




                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: APRIL 8, 2003
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-6377                    77-0176309
(State or other jurisdiction        (Commission                 (IRS Employer
    Identification No.)             File Number)              of incorporation)


            1077 Independence Avenue, Mountain View, California 94043
               (Address of principal executive offices) (Zip Code)


        Registrant telephone number, including area code: (650) 969-7277

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

             99.1 News Release dated April 8, 2003, entitled "Drexler Technology Estimates Financial Results for Fiscal Year 2003 and Fourth Quarter Ended March 31, 2003" is being provided under Item 12 of Form 8-K.

ITEM 9. REGULATION FD DISCLOSURE.

        On April 8, 2003, the Registrant issued the news release attached hereto as Exhibit 99.1 and incorporated herein by reference, which is being provided under Item 12 of Form 8-K.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: April 14, 2003

                                        DREXLER TECHNOLOGY CORPORATION


                                        By           /s/Jerome Drexler
                                          --------------------------------------
                                                        Jerome Drexler
                                          Chairman of the Board of Directors and
                                                    Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit
Number                               Description
------    ----------------------------------------------------------------------

99.1 News Release dated April 8, 2003, entitled "Drexler Technology Estimates Financial Results for Fiscal Year 2003 and Fourth Quarter Ended March 31, 2003", which is being provided under Item 12 of Form 8-K.



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